UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HAWAIIAN ELECTRIC INDUSTRIES, INC.
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Hawaiian Electric — Employee Video Script

Connie Lau

Aloha mai kakou. As you’ve heard by now, we announced some important news about our two subsidiaries: Hawaiian Electric and American Savings Bank. On behalf of HEI’s board of directors, I’d like to personally explain what this important news means for you, our Hawaiian Electric ‘ohana.

First we’ve agreed to separate Hawaiian Electric and American Savings, and for Hawaiian Electric to merge with and become a subsidiary of Nextera: the nation’s leading clean energy company.  American Savings Bank will become an independent stand-alone public company.  If approved, this presents a tremendous opportunity for both companies: and for all of Hawai‘i.

Our utilities have filed very aggressive plans to move Hawai‘i to a whole new level of clean energy, while lowering customer bills.  Merging with NextEra will allow the Hawaiian Electric Companies to build on the transformational, and very innovative work that’s underway, and to reach new heights. Being part of a larger energy company can also mean more growth and development opportunities for all of you.

So who is NextEra?  NextEra’s principal subsidiaries include Florida Power and Light and NextEra Energy Resources.  FPL is the most reliable among Florida’s investor-owned utilities and is in the top quartile nationally for reliability. It has a strong track record of delivering safe and reliable service in a coastal area that, like Hawai‘i, is prone to the effects of tropical weather. Additionally, FPL’s operating excellence has enabled competitive customer rates. In fact, in the markets it serves, typical residential customer bills are 25 percent lower than the national average.

It’s also worth noting that NextEra is no stranger to Hawai‘i.  Over the past several years, NextEra Energy Resources has been an active developer of energy projects here, including solar, wind, and battery storage as well as evaluating an undersea cable. Because of that, they have gained familiarity with and respect for our island culture.

I’m personally proud of everything all of you at Hawaiian Electric, Maui Electric and Hawai‘i Electric Light have accomplished over the years, and I especially appreciate what you’ve achieved this year. You’ve worked hard to keep pace with a very rapidly changing energy environment.  You’ve developed bold energy plans with goals that are among the most ambitious in the nation. You’re working hard toward those goals right now, and the board and I believe that with NextEra as your new parent company and partner, you’ll be able to accelerate those achievements. Thanks to the significant investment of both capital and resources that NextEra has pledged to us to make in Hawai‘i, I have no doubt the future is very bright for our Hawaiian Electric ‘ohana, our customers and the communities we serve.

Alan Oshima

Aloha everyone. I’m sorry we’re not able to be with you in person, but we wanted to be able to share the news of this big change with you as soon as possible. In the weeks to come, we’ll be sitting down and talking story more about this and giving you more information and answering your questions.

I want to assure you that we will continue to move forward with our plans for a clean energy future for Hawai‘i. We’re not going to stop on our transformation process; in fact, we’re going to speed it up. We’re merging two industry leaders in clean energy. Both companies share a common vision and common goals.

You know, I’ve been able to meet with many of you in the last few weeks and I’ve seen first-hand how dedicated you are to Hawai‘i’s clean energy future. It’s because of your efforts and dedication that NextEra became interested in our company.

I’m sure you’re wondering: what does this mean to your job? There will be no merger-related reductions in our workforce for at least two years following the closing of this transaction and all of our union agreements will be honored.

Connie Lau

So what happens next? In the months ahead, we’ll work to obtain the required regulatory and shareholder approvals.

Until this transaction closes in the next 12 months or so, both our companies will continue to operate as independent entities. Normal business operations will continue. Following the close of the transaction, Hawaiian Electric will become a subsidiary of NextEra and will remain headquartered in Hawai‘i.

I know that you’ll have lots of questions about what all of this means, and we encourage you to share those questions with us. While it’s early in the process and we don’t have all of the answers just yet, please be assured that we’re committed to keeping you informed throughout this process. This is our personal commitment to all of you.

Alan Oshima

We’ll be providing more information about this announcement through talk story sessions and other meetings. While the approvals are being sought for this merger, I want you all to continue to be totally focused on implementing our transformation plans and continuing to do the important work that we do on a daily basis — providing our customers with exceptional service.

I hope you will share our support for seeing this merger through to completion. When this merger is accomplished, we will truly be the nation’s leader in delivering clean, affordable electricity to our customers for the good of all Hawai‘i.

Mahalo.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction.  This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investors.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.

PARTICIPANTS IN THE MERGER SOLICITATION

NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from NEE and HEI using the contact information above.

NEXTERA ENERGY & HAWAIIAN ELECTRIC COMPANY: A TRANSFORMATIONAL OPPORTUNITY NATION’S LEADING CLEAN ENERGY COMPANY TO SUPPORT HAWAII IN ACHIEVING A MORE AFFORDABLE CLEAN ENERGY FUTURE STOCK TICKER EMPLOYEES UTILITY CUSTOMERS SUBSIDIARIES COMMITTED TO CUSTOMERS & COMMUNITY HEADQUARTERS MANAGEMENT CLOSING AWARDS & RECOGNITION KEY METRICS (2013) • NYSE: NEE • 13,900 • ~ 4.7 million • Retail regulated jurisdiction: FL • Florida Power & Light Company (FPL) • NextEra Energy Resources, LLC • FPL’s operational excellence supports low customer bills – residential customer ~25% lower than national average • Hawaiian Electric’s customers will benefit from the experience and expertise FPL has gained in developing, building and operating one of the nation’s most modern grid system networks that offers more than 99.98% reliability • Juno Beach, Florida • Jim Robo – Chairman and CEO • Moray Dewhurst – Vice Chairman and CFO • Eric Gleason – President, NextEra Energy Transmission • Transaction expected to close within approximately 12 months • Subject to approval by Hawaii Public Utilities Commission (PUC); companies expect to file application for merger approval within 60 days of announcement • Subject to HEI shareholder vote and regulatory approvals (PUC, Hart-Scott-Rodino, Federal Energy Regulatory Commission, Federal banking regulators, and SEC effectiveness of registration statements), including the completion of the spinoff of ASB Hawaii • 8 consecutive years #1 on utility list of Fortune’s “World Most Admired Companies” • Recognized earlier this year as most trusted utility by Market Strategies International • Recently received two prestigious reliabilityrelated awards by PA Consulting Group • EBITDA: $5.7 billion • Total Assets: $72 billion • Generating Capacity: 43,798 MW • Electric Sales: 171 TWh • Wholly owned subsidiary of Hawaiian Electric Industries (HEI) (NYSE: HE) • 2,800 • ~ 450,000 • Retail regulated jurisdiction: HI • Hawaiian Electric • Maui Electric • Hawaii Electric Light • Committed to increasing renewable energy to 65%, reducing customer bills by 20% & tripling distributed solar power by 2030 • Provides electricity for 95% of the residents of Hawaii • Expects to maintain HEI’s overall current level of corporate giving in HEI’s communities • Honolulu, Hawaii • Connie Lau – President and CEO, HEI • James Ajello – Executive VP & CFO, HEI • Alan Oshima – Presidnet VP and CEO, HECO • 7 consecutive years in top 10 on Solar Electric Power Association ‘s (SEPA) Top utility solar rankings • #1 in the nation in percentage of customers with solar • HEI Named by Forbes as one of the 100 Most Trustworthy Companies in 2010 • EBITDA: $0.4 billion • Total Assets: $5.1 billion • Generation Capacity: 1,728 MW • Electric Sales: 9 TWh Page 1

NEXTERA ENERGY AND HAWAIIAN ELECTRIC HAVE A COMMON VISION, COMMON GOALS: MEETING HAWAII’S CLEAN ENERGY NEEDS TRANSACTION WILL DELIVER SIGNIFICANT VALUE FOR COMMUNITIES AND SAVINGS TO CUSTOMERS TOTAL ESTIMATED VALUE TO HEI SHAREHOLDERS OF APPROXIMATELY $33.50 PER SHARE; REPRESENTS A 21% PREMIUM • Combining two industry leaders in clean and renewable energy that share a common vision and common goals • Hawaiian Electric has put Hawaii on the leading edge of clean energy nationally, successfully integrating rooftop solar with 11% of customers and helping achieve 20% renewable energy across Hawaii • NextEra Energy adds its strength as one of the leading clean energy companies in North America • Hawaiian Electric has filed plans with the Hawaii Public Utilities Commission (PUC) that seek to enhance Hawaii’s energy future by increasing renewables to 65%, tripling solar, and lowering customer bills 20% by 2030; NextEra Energy is supportive of Hawaiian Electric’s plans to achieve these goals • The companies’ combined expertise – coupled with NextEra Energy’s ability to provide additional, less expensive capital – will enable the companies to invest in and significantly accelerate the actions Hawaiian Electric is taking to strengthen Hawaii’s energy infrastructure, meet its clean energy goals, lower customer bills and continue its active support of local communities • This is a unique, transformational opportunity for HEI to unlock the value of its two strong, local companies – Hawaiian Electric and American Savings Bank (ASB) – solidify Hawaii’s leadership in clean energy innovation and help Hawaii’s businesses and residents prosper • Customers to benefit substantially from the combined company, highlighted by NextEra Energy’s deep operational expertise and proven clean energy track record • NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities • NextEra Energy plans to establish a local Hawaiian Electric advisory board, whose purpose will be to provide input on matters of local and community interest • Opportunity to enhance value for Hawaii’s strategically important energy industry, while helping to reduce energy costs for Hawaiian Electric’s customers over time • Total value to HEI shareholders of approximately $33.50 per share representing a 21% premium to HEI’s trailing 20-day volume-weighted average price as of the close on Dec. 2, 2014 • $25.00 per share in NextEra Energy common stock, based on a fixed exchange ratio of 0.2413 and NextEra Energy volume-weighted average stock price for the 20 trading days ended Dec. 2, 2014 • $0.50 per share HEI special cash dividend • $8.001 per share current estimated value of ASB • New ASB shareholders to receive additional value through ASB tax basis step-up (estimated value of up to $1.60 per share over time) 1) Median of six equity research analyst estimates as of 12/02/2014. Actual value will fluctuate and will depend on market value of the shares of ASB Hawaii at the time of the proposed spinoff and thereafter. Page 2

FORWARD LOOKING STATEMENTS ADDITIONAL INFORMATION PARTICIPANTS IN THE MERGER SOLICITATION This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec. gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investors.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the abovereferenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from NEE and HEI using the contact information above. Page 3

FACT SHEET: HEI COMBINATION WITH NEXTERA ENERGY WHAT THIS MEANS FOR HAWAI‘I • NextEra Energy and Hawaiian Electric Industries (HEI) are committed to ensuring that the combination delivers significant value to all HEI stakeholders. • HEI shareholders to receive 0.2413 NextEra Energy shares per HEI share, pro rata distribution of ASB Hawaii shares, and a one-time special cash dividend, to be paid by HEI, of $0.50 per share. • American Savings Bank customers expected to benefit from experienced management, same products and services. • Combined expertise and resources of NextEra Energy and Hawaiian Electric can accelerate a more affordable clean energy future for Hawai’i. • Hawaiian Electric, including Maui Electric and Hawai‘i Electric Light, will continue to operate under its current name, be locally managed from existing operating locations and remain headquartered in Honolulu. OVERVIEW Hawaiian Electric Industries and NextEra Energy - the nation’s leading clean energy company with a track record of providing utility service at highly competitive rates – announced that the companies have agreed to combine. HEI separately announced a plan in which ASB Hawaii will become an independent publicly traded company. This is a unique, transformational opportunity for HEI to unlock the value of its two strong, local companies, solidify Hawai‘i’s leadership in clean energy innovation and help Hawai‘i’s businesses and residents prosper. NextEra Energy – which has been doing business in Hawai‘i for several years through its efforts to develop renewable and other energy projects – is a trusted partner who can help Hawaiian Electric accelerate its plans to achieve the clean energy future that we all want for Hawai‘i. The transaction brings together two industry leaders in clean and renewable energy. Hawaiian Electric has put Hawai‘i on the leading edge of clean energy nationally, successfully integrating rooftop solar with 11 percent of customers and helping achieve 20 percent renewable energy across Hawai‘i, and NextEra Energy adds its strength as the nation’s leading clean energy company. NextEra Energy shares Hawaiian Electric’s vision of increasing renewable energy, modernizing its grid, reducing Hawaii’s dependence on imported oil, integrating more rooftop solar energy and, importantly, lowering customer bills to create a more affordable clean energy future that benefits customers and protects the environment. Page 1

KEY POINTS: HAWAIIAN ELECTRIC COMPANY TRANSACTION • No involuntary reductions to Hawaiian Electric’s workforce are expected as a result of the combination for at least two years following the close of the transaction. • All of Hawaiian Electric’s union labor agreements will be honored. • A local Hawaiian Electric advisory board will be established to provide input on matters of local and community interest. • NextEra Energy expects to maintain HEI overall current level of local corporate giving. • Until the transaction is complete, NextEra Energy and Hawaiian Electric remain independent companies and normal operations will continue. • Hawaiian Electric remains committed to achieving a clean energy future for Hawai‘i and has filed plans with the Hawai‘i Public Utilities Commission (PUC) – plans that seek to enhance Hawai‘i’s energy future by increasing renewables to 65 percent, tripling solar, and lowering customer bills 20 percent by 2030. NextEra Energy is supportive of Hawaiian Electric’s plans to accomplish these goals. • Hawaiian Electric will retain its corporate identity and logo, which symbolize its rich history in the islands. KEY POINTS: ASB HAWAII SPINOFF • American Savings Bank will continue to be a leading financial institution serving and investing in Hawai‘i, as it has done for nearly 90 years. • Following the spinoff, American Savings Bank will remain headquartered in Hawai‘i, led by its current management team. • The spinoff transaction is not expected to result in significant changes to American Savings Bank’s operations. • The ability to establish ASB Hawaii as an independent publicly traded company reflects the strength of the bank’s business, its strong market position and its talented team of employees. • Under the planned spinoff, HEI shareholders would receive a distribution of stock in ASB Hawaii pro-rata to their ownership interest in HEI. • NextEra Energy will assume the corporate tax liability related to the spinoff (estimated to total approximately $1.60 per HEI share). The spinoff is expected to be tax-free for HEI shareholders. • The spinoff is contingent upon the completion of the NextEra Energy-HEI combination and remains subject to shareholder and regulatory approvals. • American Savings Bank will maintain its name and corporate identity. • American Savings Bank has been named a “Best Place to Work in Hawai‘i” for five consecutive years, as one of the “Best Banks to Work For” by American Banker for the two years since inception of the ranking, and has also been recognized as one of the state’s healthiest employers. Page 2

KEY POINTS: NEXTERA ENERGY • NextEra Energy is the leading clean energy company in the U.S. with approximately $15.5 billion in consolidated revenues, more than 42,500 megawatts (MW) of generating capacity and nearly 14,000 employees in 26 states and Canada. • It has a longstanding reputation as an excellent corporate citizen and has received much recognition for these efforts. NextEra Energy has been recognized for an unprecedented eight consecutive years as No. 1 in the utility industry in Fortune’s “World’s Most Admired Companies,” and has been named No. 1 in the sector for innovation, No. 1 for social responsibility and No. 1 for quality of products/services. • Florida Power & Light Company (FPL), one of the nation’s largest and most well-respected electric utilities, and NextEra Energy Resources LLC, which together with its affiliated entities, is North America’s largest producer of renewable energy from the wind and sun. • FPL, which was recognized by Market Strategies International as the nation’s most trusted electric utility earlier this year, serves approximately 4.7 million customer accounts in a state that, like Hawai‘ i, has no indigenous fossil fuels and was once the largest consumer of oil among all U.S. utilities. Since 2001, FPL has reduced its reliance on imported oil by more than 99 percent, improved its overall fuel efficiency by 20 percent and saved its customers more than $6.8 billion in fuel costs. • FPL’s operational excellence has supported competitive customer rates, including typical residential customer electric bills that are the lowest in Florida for the fifth consecutive year and approximately 25 percent lower than the national average. • Additionally, FPL’s highly efficient generation fleet is one of the cleanest and most modern among utilities nationwide. FPL also has developed, built and operates one of the nation’s most modern grid networks and offers the highest reliability among Florida’s investor-owned utilities, ranking in the top quartile nationally, with 99.98 percent reliability. • FPL recently was presented with two prestigious reliability-related awards by PA Consulting - Outstanding Technology and Innovation in the U.S. and Outstanding Reliability Performance in the U.S. South region. For additional information, visit: www.forhawaiisfuture.com Page 3

FORWARD LOOKING STATEMENTS ADDITIONAL INFORMATION PARTICIPANTS IN THE MERGER SOLICITATION This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/ prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec. gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investors.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the abovereferenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from NEE and HEI using the contact information above. Page 4

HEI Utility Employee Letter

Dear Employees:

We want to share some important news with you. Today HEI and NextEra Energy, the nation’s leading clean energy company headquartered in Juno Beach, Florida, announced that the companies have agreed to combine. In a separate announcement today, HEI also announced a plan to establish ASB Hawaii as an independent publicly traded company. The separation of the bank would occur immediately prior to and contingent upon the completion (closing) of the NextEra Energy-HEI combination.

We believe that this is a transformational opportunity for a stronger future for our company, including for all of you, and for our customers, communities and state. By joining with NextEra Energy, we’re gaining a great partner and bringing together two recognized leaders in clean energy. Our combined expertise — coupled with NextEra Energy’s ability to provide additional, less expensive capital — will help us invest in and significantly accelerate the actions we’re taking to strengthen Hawai‘i’s energy infrastructure, meet our clean energy goals, lower customer bills and continue our active support of our local communities.

Overview of NextEra Energy

We’d like to provide you with a little background about NextEra Energy. NextEra Energy is the leading clean energy company in the U.S. with approximately $15.5 billion in consolidated revenues, more than 42,500 megawatts (MW) of generating capacity and nearly 14,000 employees in 26 states and Canada. NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL) and NextEra Energy Resources, LLC.

NextEra Energy enjoys a longstanding reputation as a strong corporate citizen throughout the communities in which it operates. Earlier this year, FPL was recognized by Market Strategies International as the nation’s most trusted electric utility. NextEra Energy has also been recognized for an unprecedented eighth consecutive year as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and has also recently been named No. 1 in the sector for innovation, No. 1 for social responsibility and No. 1 for quality of products/services.

Through its efforts to develop renewable and other energy projects, NextEra Energy has had a presence in Hawai‘i for several years. Because of that, it has gained familiarity with and respect for our island culture.

What This Combination Means for Our Business

This partnership will align two clean energy leaders that share a common vision and common goals. Both NextEra Energy and our company, which includes Maui Electric and Hawai‘i Electric Light, are committed to increasing renewable energy, modernizing our grid, reducing Hawai‘i’s dependence on imported oil, integrating more rooftop solar and lowering customer bills. Hawaiian Electric has put Hawai‘i on the leading edge of clean energy nationally, successfully integrating rooftop solar with 11 percent of customers and helping achieve 20 percent renewable energy across Hawai‘i and we continue to be committed to a clean energy future.

As you know, we’ve filed plans with the Hawai‘i Public Utilities Commission — plans that seek to enhance Hawai‘i’s energy future by lowering electric bills, giving customers more service options and nearly tripling the amount of distributed solar, while achieving among the nation’s highest levels of renewable energy by 2030. NextEra Energy is supportive of our plans to accomplish these goals and will be a great partner along the way.

We’re also confident that NextEra Energy’s corporate responsibility and clean energy track record, coupled with our history of active support in the local community, will allow Hawaiian Electric to further our commitment to our customers, communities and the environment.

What This Means for Employees

We know that you’ll have questions, particularly about what this means for you. There’s one thing we want to assure you of right now: No involuntary reductions to our workforce are expected as a result of the combination for at least two years from the time the transaction is completed. Also, all of our union labor agreements will be honored.

What’s more, we’re committed to making this transition as smooth as possible and to addressing your questions and concerns. Although the transition process will take some time, we expect a good cultural fit and that you’ll benefit from the greater opportunities for professional growth and development that come with being part of a larger energy company.

Attached is an FAQ to answer some of the most common questions you may have. Additionally, there will be process area and other meetings to provide more information and answer your questions. While it’s early in the process and we won’t have all of the answers yet, be assured that we are committed to keeping you informed throughout this process and will provide regular updates as details are finalized.

Next Steps

In the months ahead, we’ll be working diligently to obtain the required regulatory approval and shareholder vote to complete this transaction. Until this transaction closes, which we estimate will occur within approximately 12 months, both companies will continue to operate as independent entities. Upon completion of the transaction, Hawaiian Electric, Maui Electric and Hawai‘i Electric Light will continue to operate under our current names and be headquartered in Honolulu. We will also continue to be locally managed from our existing operating locations.

As you can imagine, this announcement is likely to attract significant interest from external parties, especially the local media. If you receive any inquiries from members of the media, investment community or other interested parties, please forward them immediately to AJ Halagao at 543-5889 (for media inquiries and other non-investor inquiries) and Cliff Chen at 543-7300 (for investor inquiries).

In Closing

We’re grateful to you, our employees, for all your hard work to provide great service to our customers and communities. It’s because of your extraordinary efforts that NextEra Energy became interested in our company and approached us about this opportunity for a partnership.

While it’s understandable there will be a lot of activity as this process moves forward, it’s important that we stay focused on the implementation of our transformation plans and meeting our daily responsibilities to provide our customers with the exceptional and reliable service they expect and deserve from us.

Again, we thank you for your continued commitment. We hope you see the same value that we do in joining with NextEra Energy and becoming part of the nation’s leader in renewable energy as we work together to achieve a more affordable clean energy future for Hawai‘i.

Mahalo,

Connie Lau

Chairman of the Board, Hawaiian Electric

Alan Oshima

President & CEO, Hawaiian Electric

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

HEI Utility Employee FAQ

1.                      What did HEI announce today?

•                  HEI and NextEra Energy, the nation’s clean energy leader headquartered in Juno Beach, Florida, announced that the companies have agreed to combine.

•                  In connection with the agreement, HEI separately announced a plan to establish ASB Hawaii as an independent publicly traded company, contingent upon the combination of NextEra Energy with HEI.

•                  Joining with NextEra Energy represents a transformational opportunity for a stronger future for our company, including for all of you, and for our customers, communities and state.

2.                      What does this transaction mean for our business?

•                  This partnership will align two clean energy leaders that share a common vision and common goals.

•                  Hawaiian Electric, which includes Maui Electric and Hawai‘i Electric Light, has put Hawai‘i on the leading edge of clean energy nationally, successfully integrating rooftop solar with 11 percent of their customers and helping achieve 20 percent renewable energy across Hawai‘i.

•                  NextEra Energy adds its strength as the nation’s leading clean energy company.

•                  Both NextEra Energy and Hawaiian Electric are committed to increasing renewable energy, modernizing our grid, reducing Hawai‘i’s dependence on imported oil, integrating more rooftop solar and lowering customer bills.

•                  By joining with NextEra Energy, we’re gaining a great partner and bringing together two recognized leaders in clean energy.

•                  Our combined expertise — coupled with NextEra Energy’s ability to provide additional, less expensive capital — will help us invest in and significantly accelerate the actions we’re taking to deliver on all these fronts.

3.                      What does this transaction mean for employees?

•                  Hawaiian Electric, Maui Electric and Hawai‘i Electric Light employees stand to benefit from the greater opportunities for professional growth and development that come with being part of a stronger and larger energy company.

•                  No involuntary reductions to our workforce are expected as a result of the combination for at least two years after the merger is completed (which is expect to occur approximately within a year).  Also, all of our union labor agreements will be honored.

•                  NextEra Energy, through its efforts to develop renewable and other energy projects, has had a presence in Hawai‘i for several years. Because of that, it has gained familiarity with and respect for our island culture. We expect a good cultural fit and will work to ensure a smooth transition.

4.                      What can you tell us about NextEra Energy?

•                  NextEra Energy is the nation’s leading clean energy company with approximately $15.5 billion in consolidated revenues, more than 42,500 megawatts (MW) of generating capacity and nearly 14,000 employees in 26 states and Canada.

•                  NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL), one of the nation’s largest and most well-respected electric utilities, and NextEra Energy Resources, LLC, which together with its affiliated entities (NextEra Energy Resources), is North America’s largest producer of renewable energy from the wind and sun.

•                  Through NextEra Energy Resources, NextEra Energy brings to bear all the capabilities of a renewable energy leader, including utility-scale and distributed solar, wind and battery storage, as well as the resources to help accelerate Hawaiian Electric’s efforts to pursue a new energy future in Hawai‘i.

•                  Together, FPL and NextEra Energy Resources have completed more than $24 billion worth of major capital projects since 2003, on time and under budget.

•                  FPL, which was recognized by Market Strategies International as the nation’s most trusted electric utility earlier this year, serves approximately 4.7 million customer accounts in a state that, like Hawai‘i, has no indigenous fossil fuels and was once the largest consumer of oil among all U.S. utilities.

•                  Since 2001, FPL has reduced its reliance on foreign oil by more than 99 percent, improved its overall fuel efficiency by 20 percent and saved its customers more than $6.8 billion in fuel costs.

•                  FPL’s operational excellence has supported competitive customer rates. In fact, FPL’s typical residential customer electric bills are the lowest in Florida for the fifth consecutive year and approximately 25 percent lower than the national average.

•                  FPL’s highly efficient generation fleet is one of the cleanest and most modern among utilities nationwide.

•                  FPL also developed, built and operates one of the nation’s most modern grid networks and offers the highest reliability among Florida’s investor-owned utilities, ranking in the top quartile nationally, with more than 99.98 percent reliability.

•                  NextEra Energy, through its efforts to develop renewable and other energy projects, has had a presence in Hawai‘i for several years. Because of that, it has gained familiarity with and respect for our island culture.

•                  NextEra Energy has been recognized for an unprecedented eight consecutive years as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and enjoys a longstanding reputation as a strong corporate citizen throughout the communities it serves.

5.                      Will there be layoffs as a result of the transaction?

•                  No involuntary reductions to our workforce are expected as a result of the transaction for at least two years after close. Also, all of our union labor agreements will be honored.

6.                      Will there be any changes to staffing or reporting relationships as a result of the transaction?

•                  Until the transaction is complete, NextEra Energy and the Hawaiian Electric Companies will remain independent companies, and normal operations will continue.

•                  If any changes are going to be made to reporting structure following the completion of the transaction, we will communicate with employees as soon as possible.

•                  We’re committed to keeping you informed during this process, and we encourage you to share your questions with us.

7.                      Will employees be asked to relocate as a result of the transaction?

•                  Until the transaction is complete, NextEra Energy and the Hawaiian Electric Companies remain independent companies, and normal operations will continue.

•                  When the transaction is complete, Hawaiian Electric, Maui Electric and Hawai‘i Electric Light will continue to operate under their current names, remain headquartered in Hawai‘i and continue to be locally managed from their existing operating locations.

•                  An integration planning team made up of representatives from both NextEra Energy and the Hawaiian Electric Companies will be formed in the coming months. This team will determine how to best unite the organizations and ensure a smooth and orderly transition.

•                  Integration planning will be done in conjunction with our already ongoing transformation project.

•                  We’ll keep you updated as important decisions are made.

8.                      Will there be changes to employee compensation and benefits as a result of the transaction?

•                  It’s important to remember that until the transaction is complete, NextEra Energy and the Hawaiian Electric Companies remain independent companies, and normal operations will continue.

•                  For at least two years following closing, active nonunion employees will not see their base salary or wages reduced, and their other compensation and benefits will be substantially comparable in the aggregate to those provided to them prior to the transaction.  Also, all of our existing union labor agreements will be honored. If any changes are planned, we’ll inform you promptly.

9.                      What happens to the 401(k) for employees?

•                  For at least two years following closing, active nonunion employees will not see their base salary or wages reduced, and their other compensation and benefits will be substantially comparable in the aggregate to those provided to them prior to the transaction. This also applies to 401(k) benefits. If any changes are planned, we will inform you promptly.

10.               What about employee pension benefits?

•                  There’s one thing we want to assure you of right now: Your current pension benefits under the HEI Retirement Plan will not be impacted.

•                  These benefits are protected under federal law (referred to as ERISA).

•                  Employees should not feel they now need to rush to retire in order to protect their pension benefits.

11.               What happens to union contracts as a result of the transaction?

•                  All Hawaiian Electric union labor agreements will be honored.

12.               What does this transaction mean for Hawaiian Electric retirees and retiree benefits? Does that mean retiree health benefits will be preserved?

•                  Until the transaction is complete, NextEra Energy and Hawaiian Electric remain independent companies.

•                  There’s one thing we want to assure you of right now: Your current pension benefits under the HEI Retirement Plan will not be impacted.

•                  These benefits are protected under federal law (referred to as ERISA).

•                  Furthermore, NextEra Energy has no plans at the present time to alter your retiree health benefit plans.

•                  We will keep you updated as important decisions are made.

13.               Will NextEra Energy offer any early retirement packages?  What are the terms of the separation packages?

•                  It is still early in the process. NextEra Energy will need to gain a better understanding of our workforce before deciding whether any such programs are appropriate.

14.               What will happen to the Hawaiian Electric name?

•                  Upon completion of the transaction, together with FPL and NextEra Energy Resources, Hawaiian Electric will become a third principal business within the NextEra Energy family of companies.

•                  Hawaiian Electric, Maui Electric and Hawai‘i Electric Light will continue to operate under their current names, remain headquartered in Hawai‘i and continue to be locally managed from our existing operating locations.

15.               Where will the company be headquartered? Who will lead it?

•                  Upon completion of the transaction, the Hawaiian Electric Companies will continue to operate under its current name and remain headquartered in Hawai‘i.

•                  We will continue to be locally managed from our existing operating locations.

•                  As is customary in cases like this, some leadership changes may be made when the merger is closed. However, it’s early in the process and those decisions have not yet been finalized.

16.               Does this mean there will be changes to HEI’s level of support for our community?

•                  NextEra Energy has been recognized for an unprecedented eighth consecutive year as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and enjoys a longstanding reputation as a strong corporate citizen throughout the communities it serves.

•                  Consistent with that, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in our communities.

•                  NextEra Energy, through its efforts to develop renewable and other energy projects, has had a presence in Hawai‘i for several years. Because of that, it has gained familiarity with and respect for our island culture.

•                  NextEra Energy also plans to establish a local Hawaiian Electric advisory board, whose purpose will be to provide input on matters of local and community interest. The advisory board will include six to 12 members, all of whom have substantial ties to the Hawai‘i community.

17.               What are the next steps?  How long before the transaction closes?  What approvals are required to close the transaction?

•                  We expect the transaction to close within approximately 12 months.

•                  The transaction with NextEra Energy is subject to customary closing conditions, including the required regulatory approval from the Hawai‘i Public Utilities Commission. The transaction is also subject to approval by HEI’s shareholders.

•                  Until the transaction is complete, NextEra Energy and the Hawaiian Electric Companies remain independent companies, and normal operations will continue.

•                  Given NextEra Energy’s familiarity with and appreciation for Hawai‘i, we expect a good cultural fit and we’ll work to ensure a smooth transition.

18.               What should employees expect over the coming months?

•                  Until the transaction is completed, we will continue to operate as a separate company, and normal operations will continue.

•                  We must continue to stay focused on implementing our business transformation plans.

•                  It’s important that all of us continue to focus on our day-to-day responsibilities and provide our customers with the exceptional and reliable service they expect and deserve from us, with above all, a focus on safety.

•                  We’re committed to keeping you informed throughout this process and will provide updates as we have new information.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

Hawaiian Electric Q&A for Call Center Employees

If you receive specific questions regarding HEI’s spinoff of American Savings Bank, please refer them to American Savings Bank’s customer service center at 627-6900 (on Oahu) or 1-800-272-2566.

1.              What was announced?

•                  HEI and NextEra Energy announced that the two companies have agreed to combine, excluding HEI’s banking subsidiary.

•                  Please note that this action is not expected to be completed for approximately 12 months, subject to approval by HEI’s shareholders, regulatory approvals and customary conditions.

•                  In the meantime, Hawaiian Electric and NextEra Energy remain independent companies and normal business operations continue at the utilities.

2.              Who is NextEra Energy?

•                  NextEra Energy is the nation’s clean energy leader, headquartered in Juno Beach, Florida.

•                  NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL), one of the largest and most well-respected electric utilities in the United States, and NextEra Energy Resources, LLC, which together with its affiliated entities (NextEra Energy Resources), is North America’s largest producer of renewable energy from the wind and sun.

•                  FPL’s utility is the most reliable among Florida’s investor-owned utilities, ranking in the top quartile nationally, with more than 99.98 percent reliability.

•                  Importantly, FPL’s operational excellence has supported low customer bills, including typical residential customer electric bills that are the lowest in Florida for the fifth consecutive year and approximately 25 percent lower than the national average

•                  NextEra Energy has been recognized for an unprecedented eighth consecutive year as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and enjoys a longstanding reputation as a strong corporate citizen throughout the communities in which it operates.

•                  FPL was also recognized earlier this year by Market Strategies International as the nation’s most trusted electric utility.

•                  NextEra Energy, through its efforts to develop renewable energy projects, has had a presence in Hawai‘i for several years. Because of that, it has gained familiarity with and respect for our island culture.

3.              What does this mean for me?  What are the benefits for customers and our communities?

•                  This partnership will align two clean energy leaders that share a common vision and common goals.

•                  Hawaiian Electric, which includes Maui Electric and Hawai‘i Electric Light, have put Hawai‘i on the leading edge of clean energy nationally, successfully integrating rooftop solar with 11 percent of their customers and helping achieve 20 percent renewable energy across Hawai‘i.

•                  NextEra Energy adds its strength as the nation’s leading clean energy company.

•                  Both NextEra Energy and Hawaiian Electric are committed to increasing renewable energy, modernizing our grid, reducing Hawai‘i’s dependence on imported oil, integrating more rooftop solar and lowering customer bills.

•                  We’re gaining a great partner and bringing together two recognized leaders in clean energy. Our combined expertise — coupled with NextEra Energy’s ability to provide additional, less expensive capital — will help us invest in and significantly accelerate the actions we’re taking to deliver on all these fronts.

•                  Consistent with its commitment to the communities it serves, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities.

•                  NextEra Energy and Hawaiian Electric are committed to ensuring that the combination delivers significant to all Hawaiian Electric stakeholders. The transaction approval application that NextEra Energy and Hawaiian Electric intend to file within the next 60 days with the Hawai‘i PUC will demonstrate the benefits the transaction will offer Hawaiian Electric’s customers and Hawai‘i.

4.              Will there be any changes to bills?

•                  Hawaiian Electric continues to be committed to a clean energy future, pledging to triple distributed solar, achieve 65 percent renewable energy, and lower customer bills by 20 percent by 2030.

•                  NextEra Energy is supportive of Hawaiian Electric’s plans to accomplish these goals.

•                  NextEra Energy and Hawaiian Electric are committed to ensuring that the combination delivers significant value to all Hawaiian Electric stakeholders.

5.              Where will Hawaiian Electric be headquartered? Who will lead it? What will happen to the Hawaiian Electric’s brand/name?

•                  Upon completion of the transaction, Hawaiian Electric, Maui Electric and Hawai‘i Electric Light will continue to operate under their current name and remain headquartered in Hawai‘i.

•                  The utilities will continue to be locally managed from their existing operating locations.

6.              Will there be any changes to how I interact with Hawaiian Electric/Maui Electric/Hawai‘i Electric Light?  Is there anything I need to do?

•                  No — normal business operations will continue the utilities and there will be no changes in how you interact with us.

•                  If there are any planned changes once the transaction is completed, you will be notified promptly.

7.              When will the transaction be completed?

•                  The transaction is expected to be completed within approximately 12 months, subject to approval by HEI’s shareholders, regulatory approvals and customary closing conditions.

8.              What happens between now and the transaction close?

•                  Normal business operations will continue at Hawaiian Electric, as we continue to transform to provide our customers with exceptional service.

9.              Will there be any changes to HEI’s involvement in the local community?

•                  NextEra Energy has been recognized for an unprecedented eighth consecutive year as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and enjoys a longstanding reputation as a strong corporate citizen throughout the communities in which it operates.

•                  Consistent with that, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities.

•                  NextEra Energy also plans to establish a local Hawaiian Electric advisory board, whose purpose will be to provide input on matters of local and community interest. The advisory board will include six to 12 members, all of whom have substantial ties to the Hawai‘i community.

10.       Where can I find additional information?

•                  We are committed to keeping you updated as we move forward.

•                  For additional information about the transaction, please visit www.forhawaiisfuture.com.

•                  As always, if you have any specific questions, please feel free to reach out to a Hawaiian Electric customer service representative.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

HEI Customer FAQ for Website

1.              What are the benefits for customers and our communities?

•                  This partnership will align two clean energy leaders that share a common vision and common goals.

•                  Hawaiian Electric, which includes Maui Electric and Hawai‘i Electric Light, has put Hawai‘i on the leading edge of clean energy globally and NextEra Energy adds its strength as the nation’s leading clean energy company.

•                  Both NextEra Energy and Hawaiian Electric are committed to increasing renewable energy, modernizing our grid, reducing Hawai‘i’s dependence on imported oil, integrating more rooftop solar and lowering customer bills.

•                  We’re gaining a great partner and bringing together two recognized leaders in clean energy. Our combined expertise — coupled with NextEra Energy’s ability to provide additional, less expensive capital — will help us invest in and significantly accelerate the actions we’re taking to deliver on all these fronts.

•                  Consistent with its commitment to the communities it serves, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities.

•                  NextEra Energy and Hawaiian Electric are committed to ensuring that the combination delivers significant value to all Hawaiian Electric stakeholders. The transaction approval application that NextEra Energy and Hawaiian Electric intend to file within the next 60 days with the Hawai‘i PUC will demonstrate the benefits the transaction will offer Hawaiian Electric’s customers and Hawai‘i.

2.              Will there be any changes to rates?

•                  Hawaiian Electric continues to be committed to a clean energy future, pledging to triple distributed solar, achieve 65 percent renewable energy, and lower customer bills by 20 percent by 2030.

•                  NextEra Energy is supportive of Hawaiian Electric’s plans to accomplish these goals.

•                  NextEra Energy and Hawaiian Electric are committed to ensuring that the combination delivers significant value to all Hawaiian Electric stakeholders.

3.              What will happen to the Hawaiian Electric’s brand/name?

•                  Upon completion of the transaction, Hawaiian Electric, Maui Electric and Hawai‘i Electric Light will continue to operate under their current name and be headquartered in Hawai‘i.

•                  The utilities will continue to be locally managed from their existing operating locations.

4.              Will there be any changes to how I interact with Hawaiian Electric/Maui Electric/Hawai‘i Electric Light?  Is there anything I need to do?

•                  No — normal business operations will continue at the utilities and there will be no changes in how you interact with us.

•                  If there are any planned changes once the transaction is completed, you will be notified promptly.

5.              When will the transaction be completed?

•                  The transaction is expected to be completed within approximately 12 months, subject to approval by HEI’s shareholders, regulatory approvals and customary closing conditions.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

POTENTIAL SHAREHOLDER SERVICES Q&As

1.              What was announced?

•                  On December 3, 2014, Hawaiian Electric Industries (HEI) and NextEra Energy, the nation’s leading clean energy company, announced that the companies have agreed to combine.

•                  In connection with this transaction and pending its completion, we announced a plan to spinoff ASB Hawaii, the parent company of American Savings Bank, to HEI shareholders and establish it as an independent public company.

•                  The transaction is expected to close in approximately 12 months and is subject to regulatory and shareholder approval.

2.              Who is NextEra Energy?

•                  NextEra Energy is the nation’s clean energy leader and has two subsidiaries — Florida Power & Light Company (FPL) and NextEra Energy Resources, LLC.

•                  FPL is one of the largest and most well-respected electric utilities in the United States, and NextEra Energy Resources, which together with its affiliated entities, is North America’s largest producer of renewable energy from the wind and sun.

•                  Importantly, FPL’s operational excellence has resulted in low customer bills, including typical residential customer electric bills that are approximately 25 percent lower than the national average.

•                  NextEra Energy has a reputation as a strong corporate citizen in the communities in which it operates. And it has been recognized for eight consecutive years as No. 1 on the utility industry list of Fortune’s “Most Admired Companies.”

3.              What does this mean for me as a shareholder?

•                  As an HEI shareholder, you will receive an estimated total value of approximately $33.50 per share, representing an approximately 21 percent premium to HEI’s trailing 20-day volume-weighted average price as of the close on Dec. 2, 2014. The total value will consist of:

•                  0.2413 shares of NextEra Energy common stock for each HEI share they own, valued at $25.00 per HEI share, based on NextEra Energy’s volume-weighted average stock price for the 20 trading days ended Dec. 2, 2014;

•                  A one-time special cash dividend, to be paid by HEI, of $0.50 per HEI share for shareholders of record as of the date immediately prior to the closing of the transaction; and

•                  Shares of ASB Hawaii, through the spinoff transaction, with a current estimated value of $8.00 per share based on consensus analyst estimates.

•                  In addition, NextEra Energy will also assume approximately $1.60 per HEI share of tax liability for the spinoff of ASB Hawaii. This corporate-level tax liability results in additional value over time of up to $1.60 per share to new ASB Hawaii shareholders through an ASB tax basis step-up.

•                  With the exception of the one-time special cash dividend, the overall transaction, including the spinoff of ASB Hawaii, is expected to be tax-free to HEI shareholders.

4.              What does this mean for my dividends?

•                  Until the transaction closes, the HEI Board continues to decide the dividends for HEI shareholders. We’ve maintained the same dividend for 17 years.

•                  Contingent on the transaction being completed, HEI will pay shareholders a one-time special dividend of $0.50 per share just before the transaction closes.

•                  After that point, we expect that you will receive dividends on your new shares of NextEra Energy and ASB Hawaii.

•                  NextEra Energy has a long-term track record of delivering shareholder value. From 2003 to 2013, NextEra Energy:

•                  Delivered earnings per share growth of ~7.2%

•                  Delivered dividends per share growth of ~8.2%

•                  Outperformed the S&P Utility Index on a one-, three-, five-, and 10-year basis.

5.              What are the benefits for customers and our communities?

•                  This partnership will align two clean energy leaders that share a common vision and common goals.

•                  Hawaiian Electric has put Hawai‘i on the leading edge of clean energy and NextEra Energy adds its strength as the nation’s leading clean energy company.

•                  Both NextEra Energy and our utilities are committed to increasing renewable energy, modernizing our grid, reducing Hawai‘i’s dependence on imported oil, integrating more rooftop solar and lowering customer bills.

•                  By joining with NextEra Energy, we’re gaining a great partner and bringing together two recognized leaders in clean energy. Our combined expertise — coupled with NextEra Energy’s ability to provide additional, less expensive capital — will help us invest in and significantly accelerate the actions we are taking to deliver on all these fronts.

•                  Consistent with its commitment to the communities it serves, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities.

•                  NextEra Energy and Hawaiian Electric are committed to ensuring that the combination delivers significant value to all Hawaiian Electric stakeholders. The transaction approval application that NextEra Energy and Hawaiian Electric intend to file within the next 60 days with the Hawai‘i PUC will demonstrate the benefits the transaction will offer Hawaiian Electric’s customers and Hawai‘i.

6.              Will there be layoffs as a result of the transaction?

•                  No involuntary workforce reductions are expected as a result of the transaction for at least two years after the closing of the merger. And all of our union labor agreements will be honored.

7.              What about HEI employee pension benefits?

•                  There’s one thing we want to assure you of right now: Your current pension benefits under the HEI Retirement Plan will not be impacted.

•                  These benefits are protected under federal law (referred to as ERISA).

•                  Employees should not feel like they now need to rush to retire in order to protect their pension benefits.

8.              What does this transaction mean for HEI and Hawaiian Electric retirees and retiree benefits?

•                  Until the transaction is complete, NextEra Energy and Hawaiian Electric remain independent companies.

•                  There’s one thing we want to assure you of right now: Your current pension benefits under the HEI Retirement Plan will not be impacted.

•                  These benefits are protected under federal law (referred to as ERISA).

•                  Furthermore, NextEra Energy has no plans at the present time to alter retiree health benefit plans.

•                  We will keep you updated as important decisions are made.

9.              Does that mean retiree health benefits will be preserved?

•                  There’s one thing we want to assure you of right now: Your current pension benefits under the HEI Retirement Plan will not be impacted.

•                  These benefits are protected under federal law (referred to as ERISA).

•                  Furthermore, NextEra Energy has no plans at the present time to alter your retiree health benefit plans.

•                  We will keep you updated as important decisions are made.

10.       Will there be any changes to HEI’s involvement in the local community?

•                  NextEra Energy has been recognized for an unprecedented eight consecutive years as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and enjoys a longstanding reputation as a strong corporate citizen throughout the communities it serves.

•                  Consistent with that, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in our communities.

•                  Through its efforts to develop renewable and other energy projects, NextEra Energy has had a presence in Hawai‘i for several years. Because of that, it has gained familiarity with and respect for our island culture.

•                  NextEra Energy also plans to establish a local Hawaiian Electric advisory board, which will provide input on topics of local and community interest. The advisory board will have 6 to 12 members, all of whom will have substantial ties to the Hawai‘i community.

11.       Will there be any changes to bills?

•                  Hawaiian Electric continues to be committed to a clean energy future, pledging to triple distributed solar, achieve 65 percent renewable energy, and lower customer bills by 20 percent by 2030.

•                  NextEra Energy is supportive of Hawaiian Electric’s plans to accomplish these goals.

•                  NextEra Energy and Hawaiian Electric are committed to ensuring that the combination delivers significant value to all Hawaiian Electric stakeholders.

12.       Will Hawaiian Electric and American Savings Bank management teams remain the same?

•                  The utilities will continue to be locally managed from their existing operating locations.

•                  American Savings Bank will continue to be led by its current management team.

13.       Where will Hawaiian Electric Company be headquartered? Who will lead it? What will happen to Hawaiian Electric Company’s brand/name?

•                  Until the transaction closes, Hawaiian Electric, Maui Electric and Hawai‘i Light will continue to operate under their current names, remain headquartered in Hawai‘i and continue to be locally managed from existing operating locations.

14.       As a customer will there be any changes to how I interact with Hawaiian Electric/Maui Electric/Hawai‘i Electric Light?  Is there anything I need to do?

•                  No — normal business operations will continue at the utilities and there will be no changes in how you interact with them.

•                  If there are any planned changes once the transaction is completed, you will be notified promptly.

15.       When will the transaction be completed?

•                  The transaction is expected to close in approximately 12 months and is subject to regulatory approval, other closing conditions and approval by HEI shareholders such as you.

16.       What happens between now and the transaction close?

•                  Until the transaction closes, normal business operations will continue at HEI, Hawaiian Electric and American Savings Bank.

17.       Where can I find additional information?

•                  We are committed to keeping you updated as we move forward and will be communicating with shareholders throughout this process.

•                  For additional information about the transaction, please visit www.forhawaiisfuture.com.

HEI/Hawaiian Electric Form of Stakeholder Message

Aloha,

By now, you’ve heard Hawaiian Electric Industries (HEI) and NextEra Energy, the nation’s leading clean energy company headquartered in Juno Beach, Florida, announced that the companies have agreed to combine. HEI also announced a plan to separate ASB Hawaii, creating an independent publicly traded company. The spinoff is contingent upon the NextEra Energy-HEI transaction.

This is a major opportunity for two strong, local companies to build upon a long history and legacy of innovation and stewardship in the islands.

By joining with NextEra Energy, we’re gaining a great partner and bringing together two recognized leaders in clean energy. Our combined expertise — coupled with NextEra Energy’s ability to provide additional, less expensive capital — will help us invest in and significantly accelerate the actions we’re taking to strengthen Hawai‘i’s energy infrastructure, meet our clean energy goals, lower customer bills and continue our active support of our local communities. In addition to sharing our vision for a clean energy future, NextEra Energy has a longstanding reputation as a committed corporate citizen in the communities it serves.

We believe that now is the right time for this transformative partnership. If approved, this presents a tremendous opportunity for both Hawaiian Electric and American Savings Bank and offers great benefits to our customers across the state.

The attached news release includes additional details about what this means for our customers and communities, employees, shareholders and state.

You’re an important partner for our company so I wanted to personally touch base with you about this news. If you have any questions or would like to talk further, please don’t hesitate to contact me.

Mahalo,

NAME

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

A More Affordable Clean Energy Future for Hawai‘i

On December 3, 2014, we announced that Hawaiian Electric Industries (HEI) and NextEra Energy, the nation’s leading clean energy company, have agreed to combine.

This transaction is a unique, transformational opportunity for Hawaiian Electric Industries (HEI) to unlock the value of its two strong, local companies — Hawaiian Electric and American Savings Bank — and to begin an exciting new era that helps Hawai‘i solidify its leadership in clean energy innovation and helps Hawai‘i residents and businesses grow and prosper.

ASB Hawaii, the parent company of American Savings Bank, will become an independent publicly traded company. American Savings Bank will continue to perform at a high level, take good care of its customers and employees, and remain a leader in our community.

Hawaiian Electric, which includes Maui Electric and Hawai‘i Electric Light, has among the most ambitious clean energy goals in the nation.

NextEra Energy is North America’s largest producer of renewable energy from the wind and sun and operates one of the country’s largest and most well-respected utilities, with residential electric bills that are 25 percent below the national average. Since 2001, Florida Power and Light has reduced its reliance on imported oil by more than 99 percent, going from 41 million barrels of oil per year to approximately 300,000, resulting in a 20 percent improvement in efficiency saving customers over $6.8 billion.

NextEra Energy’s deep operational expertise, proven clean energy track record and resources will help accelerate Hawaiian Electric’s transformation and clean energy plans for Hawai‘i.

This partnership is about Hawai‘i’s future — a future that includes more affordable clean energy and that benefits our customers and protects our environment. This is the clean energy future we all want for Hawai‘i. We can get there faster — together.

How does this transaction impact our customer, employees, shareholders and the community?

Customers

NextEra Energy shares Hawaiian Electric’s vision to increase renewable energy, modernize its grid, reduce Hawai‘i’s dependence on imported oil, integrate more rooftop solar energy and lower customer bills. NextEra Energy is prepared to invest the necessary resources to enable us to achieve a more affordable clean energy future.

Community

Rated No. 1 in Social Responsibility, NextEra Energy is an excellent corporate citizen and shares Hawaiian Electric’s vision to actively support the communities it serves. NextEra Energy’s corporate responsibility and clean energy track record will allow Hawaiian Electric to further its commitment to the community and the environment. NextEra Energy has pledged to maintain Hawaiian Electric’s overall current level of corporate giving in HEI’s communities.

Employees

No involuntary workforce reductions will occur at Hawaiian Electric as a result of the transaction for at least two years after the transaction closes. The closing will occur only after all regulatory and shareholder approvals have been obtained. Also, all of Hawaiian Electric’s union labor agreements will be honored.

For more information, please visit our transaction website at

Shareholders

Our shareholders will benefit from the significant value for their shares, the opportunity to participate in the upside potential of the combined company and the future growth of American Savings Bank, a leading community bank.

Who is NextEra Energy?

•                  NextEra Energy is the leading clean energy company in the U.S. It has approximately $15.1 billion in consolidated revenues, approximately 42,500 megawatts (MW) of generating capacity and approximately 13,900 employees in 26 states and Canada as of year-end 2013.

•                  NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL), one of the nation’s largest and most well-respected electric utilities, and NextEra Energy Resources, LLC, which together with its affiliated entities (NextEra Energy Resources), North America’s largest producer of renewable energy from the wind and sun.

•                  FPL’s operational excellence has supported low customer bills, including typical residential customer electric bills that are the lowest in its state for the fifth consecutive year and approximately 25 percent lower than the national average.

•                  FPL is the most reliable among Florida’s investor-owned utilities, ranking in the top quartile nationally, with more than 99.98 percent reliability and with a track record of ensuring safe and reliable service in a coastal area that, like Hawai‘i, is prone to the effects of tropical weather.

•                  Earlier this year, FPL was recognized by Market Strategies International as the nation’s most trusted electric utility. It has also been recognized for an unprecedented eight consecutive years as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and has recently been named No. 1 in the sector for innovation, No. 1 for social responsibility, and No. 1 for quality of products/services.

•                  Through its efforts to develop renewable energy projects, NextEra Energy has had a presence in Hawai‘i for several years. Because of that, it has gained familiarity with and respect for our island culture.

•                  NextEra Energy also plans to establish a local Hawaiian Electric advisory board, whose purpose will be to provide input on matters of local and community interest. The advisory board will include six to 12 members, all of whom have substantial ties to the Hawai‘i community.

How does the combination of NextEra Energy and Hawaiian Electric Industries help Hawai‘i?

•                  This partnership will align two clean energy leaders that share a common vision and common goals.

•                  As a third principal business within the NextEra Energy family of companies, along with FPL and NextEra Energy Resources, we’re bringing together two recognized leaders in clean energy.

•                  Our combined expertise — coupled with NextEra Energy’s ability to provide additional, less expensive capital — will accelerate the actions we’re already taking to strengthen Hawai‘i’s energy infrastructure, meet our bold clean energy goals and lower customer bills.

•                  Hawaiian Electric is gaining a great partner that will help us move more quickly to achieve a more affordable clean energy future we all want for Hawai‘i.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

ASB Video Script

Aloha ASB teammates. By now, you’ve heard the news that HEI and HAWAIIAN ELECTRIC have agreed to be acquired by NextEra, the nations leading renewable energy company.  ASB is not a part of that acquisition, and that creates a new opportunity for our bank.

If that deal is approved, ASB will become an independent, publicly traded company. That means ASB would have its own stock and its own shareholders.

In the days and weeks ahead, you’ll see a lot about this in the news. So what does it mean for you?

Right now, it just means business as usual. Well continue to operate just as we do today. Our strategy remains the same. Well take good care of our customers, deliver on our promise to make banking easy through our customer revolution, perform at a high level, and stay active in our community.

Ill be your CEO, and we don’t expect any changes to our team as a result of this deal, except the need to add a few team members to take care of some new responsibilities once we become a public company.

Were proud of our team and appreciate all you do to make ASB a strong bank. That positions us to do well regardless of our corporate structure, whether were part of HEI or as an independent company.

Well talk a lot more as this moves forward, however the deal is NOT done yet.  Both HEI shareholders and the Public Utility Commission have to approve this deal: if they don’t, well operate as we do today. If they do, it still could take up to 12 months to complete.

You’re gonna get questions from friends, colleagues, and customers about this. Be confident: this is a good thing for our bank, and a good thing for our team. Mahalo for all you do.

American Savings Bank CEO email to bank employees

Aloha Teammates,

A moment ago, HEI and HECO announced that they have agreed to combine with NextEra Energy, the nation’s leading renewable energy company.  If this deal closes, ASB will become an independent publicly traded company.

A couple of key points:

•                  Right now, we are business as usual.  This deal is expected to take approximately twelve months to close, and we need to stay focused on being a high performing bank and providing the best possible customer and employee experience.

•                  We’ll continue to operate just as we do today, and we don’t expect any changes to our team as a result of this deal, except that we will likely add a few team members to take care of some new responsibilities relating to being a public company.

We will be providing you as much information as we can, as soon as we have it. Right now, I invite you to go to MyASB and watch my video about today’s announcement.

Tomorrow we will host two conference calls at 11:30 a.m. and 5:00 p.m. to address teammate questions.  Go to MyASB for call-in details.   If you or your teammates have questions that you would like us to address on the conference call, please submit them to: ihaveaquestion@asbhawaii.com.

I am excited about all of the great work we have done together during 2014 and look forward to many more accomplishments in 2015.

Malama pono,

Rich

Now for things the lawyers made us say:

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

NEE-HEI Social Media Posts

Facebook (Hawaiian Electric Companies)

We’re pleased to announce that we will be joining the NextEra Energy family of companies, bringing together two industry leaders in clean and renewable energy to achieve a more affordable clean energy future. Read more about the expected benefits for all of the combined companies’ stakeholders at: www.forhawaiisfuture.com.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.

Twitter (@nexteraenergy — to be retweeted from @NextEraEnergyR & @insideFPL

.@nexteraenergy & @HwnElectric agree to combine to achieve a more affordable clean energy future for Hawaii Click here for add’l info

.@nexteraenergy & HwnElectric combo is expected to increase renewable energy and achieve a clean energy future for #Hawaii Click here for add’l info

.@nexteraenergy & @HwnElectric are committed to ensuring the proposed combination delivers savings to #Hawaii customers Click here for add’l info

.@nexteraenergy is supportive of @HwnElectric’s bold plans to enhance Hawaii’s energy future Click here for add’l info

Twitter (@HwnElectric — to be retweeted from @MauiElectric & @HIElectricLight)

.@nexteraenergy & @HwnElectric agree to combine to achieve a more affordable clean energy future for Hawaii Click here for add’l info

.@nexteraenergy & HwnElectric combo is expected to increase renewable energy and achieve a clean energy future for #Hawaii Click here for add’l info

.@nexteraenergy & @HwnElectric are committed to ensuring the proposed combination delivers savings to #Hawaii customers Click here for add’l info

.@nexteraenergy is supportive of @HwnElectric’s bold plans to enhance Hawaii’s energy future Click here for add’l info

HEI CEO Video Script — Message to ASB Employees

Aloha. Today we are announcing some important news about our two subsidiaries: Hawaiian Electric and American Savings Bank. On behalf of HEI’s board of directors, I’d like to personally explain what this important news means for you, our American Savings Bank ohana.

First we’ve agreed to separate Hawaiian Electric and American Savings Bank, and for Hawaiian Electric to merge with and become a subsidiary of Nextera: the nation’s leading clean energy company.  American Savings Bank will become an independent stand-alone public company.  If approved, this presents a tremendous opportunity for both companies: and for all of Hawaii.

I’m personally proud of everything all of you at ASB have accomplished over the years, and I especially appreciate the work you’ve done to make ASB one of the premier banks in Hawaii.

Thank you for your patience and your commitment as we work to complete this transition smoothly and seamlessly. Mahalo!